Exhibit 99.2

Financial Supplement

Financial Information
as of March 31, 2010
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2010

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. and Standard & Poor’s ratings, our ability to raise capital on acceptable terms if necessary, the cyclicality of the property and casualty reinsurance business, the highly competitive nature of the property and casualty reinsurance industry, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
March 31, 2010

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Consolidated Statements of Cash Flows - Summary	9
b. Condensed Consolidated Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Property and Marine Segment - by Quarter	12
c. Casualty Segment - by Quarter	13
d. Finite Risk Segment - by Quarter	14

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	15
b. Premiums by Line of Business - Three Month Summary	16

Other Company Data:
a. Key Ratios, Share Data, Ratings	17

Investments:
a. Investment Portfolio	18
b. Available-for-Sale Security Detail	19
c. Corporate Bonds Detail	20
d. Net Realized Gains on Investments and Net Impairment Losses	21

Loss Reserves:
a. Analysis of Losses and LAE	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Assets
Investments	$3,754,054	3,660,515	3,953,620	4,049,472	$3,968,831
Cash, cash equivalents and short-term investments	761,774	709,134	460,171	349,786	345,810
Reinsurance premiums receivable	320,724	269,912	272,489	261,817	356,736
Accrued investment income	32,031	29,834	32,646	33,813	32,817
Reinsurance balances (prepaid and recoverable)	28,025	29,710	31,171	24,715	18,220
Deferred acquisition costs	43,381	40,427	45,581	43,720	47,828
Funds held by ceding companies	85,695	84,478	85,211	120,232	136,944
Other assets	68,346	197,568	276,733	84,583	83,810
Total assets	$5,094,030	5,021,578	5,157,622	4,968,138	$4,990,996

Liabilities
Unpaid losses and loss adjustment expenses	$2,378,253	2,349,336	2,373,151	2,394,330	$2,494,997
Unearned premiums	205,606	180,609	209,951	190,757	213,638
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	96,451	90,461	93,013	121,780	127,195
Other liabilities	80,076	73,441	61,442	58,567	75,707
Total liabilities	3,010,386	2,943,847	2,987,557	3,015,434	3,161,537

Total shareholders' equity	2,083,644	2,077,731	2,170,065	1,952,704	1,829,459

Total liabilities and shareholders' equity	$5,094,030	5,021,578	5,157,622	4,968,138	$4,990,996

Book value per common share (a)	$46.59	45.22	43.55	39.23	$35.76

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2010	March 31, 2009

Revenue
Net premiums earned	$220,178	$247,752
Net investment income	37,505	34,246
Net realized gains on investments	5,457	20,570
Net impairment losses	(18,102)	(3,408)
Other income	273	232
Total revenue	245,311	299,392

Expenses
Net losses and LAE	164,568	144,164
Net acquisition expenses	37,329	40,156
Net changes in fair value of derivatives	2,315	2,417
Operating expenses	21,741	20,868
Net foreign currency exchange (gains) losses	(1,229)	996
Interest expense	4,760	4,755
Total expenses	229,484	213,356

Income before income tax expense	15,827	86,036
Income tax expense	406	1,114

Net income	15,421	84,922
Preferred dividends	-	1,301

Net income attributable to common shareholders	$15,421	$83,621

Basic
Weighted average common shares outstanding	45,431	49,521
Basic earnings per common share	$0.34	$1.69

Diluted
Adjusted weighted average common shares outstanding	48,494	53,702
Diluted earnings per common share	$0.32	$1.58

Comprehensive income
Net income	$15,421	$84,922
Other comprehensive income (loss), net of deferred taxes	47,872	(1,576)
Comprehensive income	$63,293	$83,346

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Revenue
Net premiums earned	$220,178	227,584	229,538	232,462	$247,752
Net investment income	37,505	40,871	44,747	44,077	34,246
Net realized gains on investments	5,457	24,713	22,553	10,794	20,570
Net impairment losses	(18,102)	(5,864)	(5,075)	(3,256)	(3,408)
Other (expense) income	273	(1,138)	(1,222)	5,212	232
Total revenue	245,311	286,166	290,541	289,289	299,392

Expenses
Net losses and LAE	164,568	109,993	99,240	124,945	144,164
Net acquisition expenses	37,329	47,916	50,009	38,338	40,156
Net changes in fair value of derivatives	2,315	2,913	4,305	106	2,417
Operating expenses	21,741	25,698	25,210	22,906	20,868
Net foreign currency exchange (gains) losses	(1,229)	(242)	(616)	(537)	996
Interest expense	4,760	4,759	4,757	4,756	4,755
Total expenses	229,484	191,037	182,905	190,514	213,356

Income before income tax expense	15,827	95,129	107,636	98,775	86,036
Income tax (benefit) expense	406	4,358	(1,832)	645	1,114

Net income	15,421	90,771	109,468	98,130	84,922
Preferred dividends	-	-	-	-	1,301

Net income attributable to common shareholders	$15,421	90,771	109,468	98,130	$83,621

Basic
Weighted average common shares outstanding	45,431	48,294	49,660	50,580	49,521
Basic earnings per common share	$0.34	1.88	2.20	1.94	$1.69

Diluted
Adjusted weighted average common shares outstanding	48,494	51,466	52,039	51,594	53,702
Diluted earnings per common share	$0.32	1.76	2.10	1.90	$1.58

Comprehensive income
Net income	$15,421	90,771	109,468	98,130	$84,922
Other comprehensive income (loss), net of deferred taxes	47,872	(36,726)	106,570	64,958	(1,576)
Comprehensive income	$63,293	54,045	216,038	163,088	$83,346

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2010	March 31, 2009

Earnings
Basic
Net income attributable to common shareholders	$15,421	$83,621

Diluted
Net income attributable to common shareholders	15,421	83,621
Effect of dilutive securities:
Preferred share dividends	-	1,301
Adjusted net income for diluted earnings per share	$15,421	$84,922

Common Shares
Basic
Weighted average common shares outstanding	45,431	49,521

Diluted
Weighted average common shares outstanding	45,431	49,521
Effect of dilutive securities:
Conversion of preferred shares	-	3,067
Common share options	2,540	812
Restricted common shares and common share units	523	302
Adjusted weighted average common shares outstanding	48,494	53,702

Earnings Per Common Share
Basic earnings per common share	$0.34	$1.69

Diluted earnings per common share	$0.32	$1.58

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Earnings
Basic
Net income attributable to common shareholders	$15,421	90,771	109,468	98,130	$83,621

Diluted
Net income attributable to common shareholders	15,421	90,771	109,468	98,130	83,621
Effect of dilutive securities:
Preferred share dividends	-	-	-	-	1,301
Adjusted net income for diluted earnings per share	$15,421	90,771	109,468	98,130	$84,922

Common Shares
Basic
Weighted average common shares outstanding	45,431	48,294	49,660	50,580	49,521

Diluted
Weighted average common shares outstanding	45,431	48,294	49,660	50,580	49,521
Effect of dilutive securities:
Conversion of preferred shares	-	-	-	-	3,067
Common share options	2,540	2,623	1,950	665	812
Restricted common shares and common share units	523	549	429	349	302
Adjusted weighted average common shares outstanding	48,494	51,466	52,039	51,594	53,702

Earnings Per Common Share
Basic earnings per common share	$0.34	1.88	2.20	1.94	$1.69

Diluted earnings per common share	$0.32	1.76	2.10	1.90	$1.58

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
March 31, 2010

	Conversion		Conversion	Common
	Multiple /		Amount	Shares		Book Value Per
	Exercise Price		($000)	(000)		Common Share

Total shareholders' equity as of March 31, 2010			$ 2,083,644	44,722	(a)	$ 46.59

Common share options:
The Travelers Companies, Inc.	27.00		-	1,612		(1.50)
Renaissance Re Holdings, Ltd.	27.00		-	672		(0.63)

Management and directors' options	30.79	(b)	62,834	2,041		(0.65)

Directors' and officers' restricted common share units			-	849		(0.79)

Fully converted book value per common share as of March 31, 2010			$ 2,146,478	49,896		$ 43.02

(a) As of March 31, 2010 there were 44,721,561 common shares issued and outstanding.  Included in this number were 229,017 of restricted common shares issued but unvested.
(b) Weighted average exercise price of options with a price below $37.08, the closing share price at March 31, 2010.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended
	March 31, 2010	March 31, 2009

Net cash provided by operating activities	$34,424	$269,594

Net cash used in investing activities	(121,060)	(704,781)

Net cash used in financing activities	(60,063)	(66,955)

Effect of exchange rate changes on foreign currency cash	(3,043)	(1,793)

Net decrease in cash and cash equivalents	$(149,742)	$(503,935)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Net cash provided by operating activities	$34,424	54,720	98,591	54,292	$269,594

Net cash provided by (used in) investing activities	(121,060)	365,976	(21,305)	9,821	(704,781)

Net cash used in financing activities	(60,063)	(150,835)	(2,705)	(43,743)	(66,955)

Effect of exchange rate changes on foreign currency cash	(3,043)	640	1,765	6,485	(1,793)

Net increase (decrease) in cash and cash equivalents	$(149,742)	270,501	76,346	26,855	$(503,935)

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2010				Three Months Ended March 31, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$146,785	93,751	6,891	$247,427	$141,735	98,014	5,523	$245,272

Net premiums earned	127,806	87,902	4,470	220,178	133,671	109,960	4,121	247,752

Net losses and LAE	126,627	31,530	6,411	164,568	77,451	59,141	7,572	144,164
Net acquisition expenses	16,231	17,727	3,371	37,329	17,364	26,221	(3,429)	40,156
Other underwriting expenses	8,699	6,470	338	15,507	8,159	5,669	300	14,128
Total underwriting expenses	151,557	55,727	10,120	217,404	102,974	91,031	4,443	198,448
Segment underwriting income (loss)	$(23,751)	32,175	(5,650)	2,774	$30,697	18,929	(322)	49,304

Net investment income				37,505				34,246
Net realized gains on investments				5,457				20,570
Net impairment losses				(18,102)				(3,408)
Net changes in fair value of derivatives				(2,315)				(2,417)
Net foreign currency exchange gains (losses)				1,229				(996)
Other income				273				232
Corporate expenses not allocated to segments				(6,234)				(6,740)
Interest expense				(4,760)				(4,755)
Income before income tax expense				$15,827				$86,036

GAAP underwriting ratios:
Loss and LAE	99.1%	35.9%	143.4%	74.7%	57.9%	53.8%	183.7%	58.2%
Acquisition expense	12.7%	20.2%	75.4%	17.0%	13.0%	23.8%	(83.2%)	16.2%
Other underwriting expense	6.8%	7.4%	7.6%	7.0%	6.1%	5.2%	7.3%	5.7%
Combined	118.6%	63.5%	226.4%	98.7%	77.0%	82.8%	107.8%	80.1%

Statutory underwriting ratios:
Loss and LAE	99.1%	35.9%	143.4%	74.7%	57.9%	53.8%	183.7%	58.2%
Acquisition expense	12.5%	19.3%	56.6%	16.3%	12.4%	23.5%	(57.6%)	15.2%
Other underwriting expense	5.9%	6.9%	4.9%	6.3%	5.8%	5.8%	5.4%	5.8%
Combined	117.5%	62.1%	204.9%	97.3%	76.1%	83.1%	131.5%	79.2%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Net premiums written	$146,785	114,423	147,448	113,405	$141,735

Net premiums earned	127,806	133,934	132,567	128,316	133,671

Net losses and LAE	126,627	64,081	46,307	62,807	77,451
Net acquisition expenses	16,231	19,281	16,821	13,526	17,364
Other underwriting expenses	8,699	10,406	9,643	9,123	8,159
Total underwriting expenses	151,557	93,768	72,771	85,456	102,974
Segment underwriting income (loss)	$(23,751)	40,166	59,796	42,860	$30,697

GAAP underwriting ratios:
Loss and LAE	99.1%	47.8%	34.9%	48.9%	57.9%
Acquisition expense	12.7%	14.4%	12.7%	10.5%	13.0%
Other underwriting expense	6.8%	7.8%	7.3%	7.1%	6.1%
Combined	118.6%	70.0%	54.9%	66.5%	77.0%

Statutory underwriting ratios:
Loss and LAE	99.1%	47.8%	34.9%	48.9%	57.9%
Acquisition expense	12.5%	15.0%	12.8%	10.0%	12.4%
Other underwriting expense	5.9%	9.1%	6.5%	8.0%	5.8%
Combined	117.5%	71.9%	54.2%	66.9%	76.1%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Net premiums written	$93,751	82,548	88,467	87,459	$98,014

Net premiums earned	87,902	89,189	90,591	99,161	109,960

Net losses and LAE	31,530	47,085	59,243	61,042	59,141
Net acquisition expenses	17,727	22,821	19,393	20,406	26,221
Other underwriting expenses	6,470	7,094	6,751	6,130	5,669
Total underwriting expenses	55,727	77,000	85,387	87,578	91,031
Segment underwriting income	$32,175	12,189	5,204	11,583	$18,929

GAAP underwriting ratios:
Loss and LAE	35.9%	52.8%	65.4%	61.6%	53.8%
Acquisition expense	20.2%	25.6%	21.4%	20.6%	23.8%
Other underwriting expense	7.4%	8.0%	7.5%	6.2%	5.2%
Combined	63.5%	86.4%	94.3%	88.4%	82.8%

Statutory underwriting ratios:
Loss and LAE	35.9%	52.8%	65.4%	61.6%	53.8%
Acquisition expense	19.3%	24.2%	21.2%	20.4%	23.5%
Other underwriting expense	6.9%	8.6%	7.6%	7.0%	5.8%
Combined	62.1%	85.6%	94.2%	89.0%	83.1%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Net premiums written	$6,891	3,884	7,675	7,253	$5,523

Net premiums earned	4,470	4,461	6,380	4,985	4,121

Net losses and LAE	6,411	(1,173)	(6,310)	1,096	7,572
Net acquisition expenses	3,371	5,814	13,795	4,406	(3,429)
Other underwriting expenses	338	370	342	400	300
Total underwriting expenses	10,120	5,011	7,827	5,902	4,443
Segment underwriting loss	$(5,650)	(550)	(1,447)	(917)	$(322)

GAAP underwriting ratios:
Loss and LAE	143.4%	(26.3%)	(98.9%)	22.0%	183.7%
Acquisition expense	75.4%	130.3%	216.2%	88.4%	(83.2%)
Other underwriting expense	7.6%	8.3%	5.4%	8.0%	7.3%
Combined	226.4%	112.3%	122.7%	118.4%	107.8%

Statutory underwriting ratios:
Loss and LAE	143.4%	(26.3%)	(98.9%)	22.0%	183.7%
Acquisition expense	56.6%	145.8%	184.2%	66.3%	(57.6%)
Other underwriting expense	4.9%	9.5%	4.5%	5.5%	5.4%
Combined	204.9%	129.0%	89.8%	93.8%	131.5%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended
	March 31, 2010	March 31, 2009

Property and Marine
Excess-of-loss	$122,522	$89,840
Proportional	24,263	51,895
Subtotal Property and Marine	146,785	141,735
Casualty
Excess-of-loss	79,831	85,324
Proportional	13,920	12,690
Subtotal Casualty	93,751	98,014
Finite Risk
Excess-of-loss	-	(8)
Proportional	6,891	5,531
Subtotal Finite Risk	6,891	5,523
Combined Segments
Excess-of-loss	202,353	175,156
Proportional	45,074	70,116
Total	$247,427	$245,272

	Three Months Ended
	March 31, 2010	March 31, 2009
Property and Marine
United States	$81,688	$90,147
International	65,097	51,588
Subtotal Property and Marine	146,785	141,735
Casualty
United States	82,381	85,913
International	11,370	12,101
Subtotal Casualty	93,751	98,014
Finite Risk
United States	6,891	5,523
International	-	-
Subtotal Finite Risk	6,891	5,523
Combined Segments
United States	170,960	181,583
International	76,467	63,689
Total	$247,427	$245,272

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2010			Three Months Ended March 31, 2009
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$2,039	2,039	1,173	1,828	1,828	$3,917
North American Property Catastrophe	42,343	42,343	37,890	29,791	28,540	25,840
North American Property Risk	18,950	16,731	17,344	18,089	17,462	17,642
Other Property	21,438	21,438	21,371	43,255	43,255	43,073
Marine / Aviation Proportional	1,179	1,179	1,640	3,241	3,241	2,852
Marine / Aviation Excess	3,724	3,724	3,837	4,268	4,306	6,434
International Property Proportional	3,802	3,802	3,359	4,588	4,588	5,579
International Property Catastrophe	56,132	52,593	38,911	37,269	35,409	25,732
International Property Risk	2,936	2,936	2,281	3,106	3,106	2,602
Subtotal	152,543	146,785	127,806	145,435	141,735	133,671

Casualty
Clash	3,892	3,892	3,832	4,423	4,423	4,325
1st Dollar GL	2,594	2,594	2,705	4,220	4,220	5,309
1st Dollar Other	1,277	1,277	1,094	1,547	1,547	1,570
Casualty Excess	55,579	55,579	58,722	61,157	61,157	73,887
Accident & Health	15,094	15,094	8,749	12,161	12,161	7,437
International Casualty	5,326	5,326	6,854	10,263	10,263	11,149
International Motor	1,064	1,064	940	845	845	726
Financial Lines	8,925	8,925	5,006	3,398	3,398	5,557
Subtotal	93,751	93,751	87,902	98,014	98,014	109,960

Finite Risk
Finite Property	-	-	-	(8)	(8)	(8)
Finite Casualty	6,891	6,891	4,470	5,531	5,531	4,129
Finite Accident & Health	-	-	-	-	-	-
Subtotal	6,891	6,891	4,470	5,523	5,523	4,121

Total	$253,185	247,427	220,178	248,972	245,272	$247,752

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Key Ratios

Combined ratio (%)	98.7%	77.3%	72.3%	76.9%	80.1%
Invested assets to shareholders' equity ratio	2.17:1	2.10:1	2.03:1	2.25:1	2.36:1
Debt to total capital (%)	10.7%	10.7%	10.3%	11.3%	12.0%
Net premiums written (annualized) to shareholders' equity	0.47	0.39	0.45	0.43	0.54

Share Data
Book value per common share (a)	$ 46.59	45.22	43.55	39.23	$ 35.76
Common shares outstanding (000's)	44,722	45,943	49,827	49,778	51,163

Market Price Per Common Share
High	$ 38.89	39.45	36.87	30.67	$ 36.12
Low	34.60	34.63	28.07	27.12	25.18
Close	$ 37.08	38.29	35.84	28.59	$ 28.36

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A	A	n/a	n/a	n/a
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB+	BBB+	BBB	BBB	BBB

Supplemental Data
Total employees	145	146	146	146	153

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

n/a = not applicable

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	March 31, 2010			December 31, 2009
		Weighted	Weighted Average		Weighted	Weighted Average
		Average	Market Yield		Average	Market Yield
	Fair Value	Book Yield	to Maturity	Fair Value	Book Yield	to Maturity

Available-for-sale securities
U.S. Government	$612,846	2.9%	2.9%	$608,697	2.9%	3.0%
U.S. Government agencies	100,834	0.7%	0.3%	101,082	0.6%	0.2%
Corporate bonds	437,178	5.1%	3.4%	476,986	5.1%	3.7%
Commercial mortgage-backed securities	222,487	5.5%	5.9%	215,020	5.5%	7.0%
Residential mortgage-backed securities	636,712	4.4%	5.4%	714,703	4.6%	5.5%
Asset-backed securities	29,101	2.4%	12.3%	59,699	2.6%	6.6%
Municipal bonds	909,682	4.5%	3.9%	759,501	4.2%	3.4%
Non-U.S. governments	664,371	3.1%	2.2%	578,364	3.1%	2.5%
Total Fixed Maturities	3,613,211	4.0%	3.7%	3,514,052	4.0%	3.8%
Preferred Stocks	4,771	29.8%	10.8%	3,897	29.8%	13.2%
Total	$3,617,982	4.0%	3.7%	$3,517,949	4.0%	3.8%

Trading securities
Insurance-linked securities	$26,461	10.6%	6.7%	$25,682	10.7%	8.5%
Non-U.S. dollar denominated securities:
U.S. Government agencies	15,507	1.9%	1.4%	16,423	1.9%	1.8%
Corporate bonds	72	4.5%	1.9%	77	4.5%	2.1%
Non-U.S. governments	94,032	4.6%	3.1%	100,384	4.6%	3.1%
Total	$136,072	5.4%	3.6%	$142,566	5.4%	3.9%

	March 31, 2010			December 31, 2009
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$2,204,269	58.7%		$2,341,963	64.0%
Aa	625,153	16.7%		517,404	14.1%
A	504,868	13.4%		404,711	11.1%
Baa	321,558	8.6%		315,275	8.6%
Below investment grade	98,206	2.6%		81,162	2.2%
Total	$3,754,054	100.0%		$3,660,515	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	March 31, 2010
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$612,846	$(1,238)	Aaa	5.7
U.S. Government agencies	100,834	834	Aaa	0.4

Corporate bonds:
Industrial	260,323	12,638	A2	2.8
Finance	18,887	(1,834)	Baa2	6.1
Utilities	57,278	1,604	A3	3.8
Insurance	53,365	2,938	A3	4.2
Preferreds with maturity date	28,890	(2,786)	Baa1	6.6
Hybrid trust preferreds	18,435	1,161	Baa1	2.4
Subtotal	437,178	13,721	A3	3.5

Commercial mortgage-backed securities	222,487	(5,773)	Aa1	4.0	5.0

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	537,700	5,746	Aaa	4.6	6.7
Non-agency residential mortgage-backed securities	91,850	(43,009)	Baa3	-	3.4
Alt-A residential mortgage-backed securities	7,162	(8,139)	Ba3	-	4.7
Subtotal	636,712	(45,402)	Aa1	3.9	6.2

Asset-backed securities:
Asset-backed securities	19,584	(341)	Aaa	-	5.1
Sub-prime asset-backed securities	9,517	(17,209)	B1	0.1	7.4
Subtotal	29,101	(17,550)	A1	-	5.9

Municipal bonds	909,682	17,793	Aa3	6.5
Non-U.S. governments	664,371	16,462	Aaa	3.0
Preferred Stocks	4,771	2,892	B3	3.1

Total	$3,617,982	$(18,261)	Aa1	4.5

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	March 31, 2010
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Largest Holdings by Issuer
Wal-Mart Stores, Inc.	$19,328	21,409	$248	Aa2
MetLife, Inc.	17,897	19,050	1,290	A2
Bank of America Corporation	20,500	17,260	(3,145)	Baa2
Philip Morris International Inc.	14,000	15,798	1,126	A2
Hewlett-Packard Company	13,100	14,435	774	A2
BHP Billiton Limited	13,000	14,100	915	A1
The Southern Company	12,688	12,924	240	A2
Diageo plc	12,000	12,703	604	A3
HCC Insurance Holdings, Inc.	10,000	10,338	258	Baa1
AT&T Inc.	9,250	10,033	686	A2
Kraft Foods Inc.	9,200	9,912	294	Baa2
Telefonica, S.A.	8,500	9,012	401	Baa1
Snap-On Incorporated	7,000	7,480	432	Baa1
Canadian National Railway Company	6,900	7,338	465	A3
United Technologies Corporation	7,000	7,174	181	A2
EOG Resources, Inc.	6,660	7,143	249	A3
Pfizer Inc.	6,000	6,584	539	A1
American Electric Power Company, Inc.	6,000	6,421	340	Baa2
Oracle Corporation	6,000	6,211	215	A2
FPL Group, Inc.	$5,750	5,934	$166	Aa2

Platinum Underwriters Holdings, Ltd.
Net Realized Gains on Investments and Net Impairment Losses
($ in thousands)

	Three Months Ended
	March 31, 2010	March 31, 2009

Net realized gains on investments by entity:
Subsidiary domiciled in Bermuda	$4,605	$16,537
Subsidiaries domiciled in the United States	852	4,022
Subsidiary domiciled in the United Kingdom	-	11
Total	$5,457	$20,570

Net realized gains (losses) on investments by type:
Sale of securities	$4,711	$21,769
Mark-to-market adjustment on trading securities	746	(1,199)
Total	$5,457	$20,570

Net impairment losses by entity:
Subsidiary domiciled in Bermuda	$7,127	$2,527
Subsidiaries domiciled in the United States	10,975	881
Total	$18,102	$3,408

Net impairment losses by type of security:
Commercial mortgage-backed securities	$7,731	$635
Residential mortgage-backed securities	948	1,425
Asset-backed securities	9,423	140
Preferred stocks	-	1,208
Total	$18,102	$3,408

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Three Months Ended March 31, 2010 (a)				Twelve Months Ended December 31, 2009 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$130,314	3,293	$127,021	77.2%	$620,332	13,122	$607,210	126.9%
Change in unpaid losses and LAE	38,919	1,372	37,547		(126,020)	2,848	(128,868)
Losses and LAE incurred	$169,233	4,665	$164,568		$494,312	15,970	$478,342

	Analysis of Unpaid Losses and LAE

	As of March 31, 2010				As of December 31, 2009
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$679,710	8,483	$671,227	28.4%	$680,487	9,169	$671,318	28.8%
Incurred but not reported	1,698,543	7,191	1,691,352	71.6%	1,668,849	5,159	1,663,690	71.2%
Unpaid losses and LAE	$2,378,253	15,674	$2,362,579	100.0%	$2,349,336	14,328	$2,335,008	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate gains and losses of $10,002 and $26, respectively.

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate gains and losses of $19 and $11,850, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended March 31, 2010				Three Months Ended March 31, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$18,645	33,339	(3,117)	48,867	931	23,195	(4,837)	$19,289
Net premium adjustments related to prior years' losses	443	294	-	737	648	(606)	-	42
Net commission adjustments related to prior years' losses	(855)	2,918	(2,590)	(527)	391	(289)	4,709	4,811
Net favorable (unfavorable) development	18,233	36,551	(5,707)	49,077	1,970	22,300	(128)	24,142

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	-	3	-	3	(2,415)	(57)	59	(2,413)
Net premium adjustments related to prior years' losses	408	-	-	408	360	-	-	360
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	408	3	-	411	(2,055)	(57)	59	(2,053)

Total net favorable (unfavorable) development	$18,641	36,554	(5,707)	49,488	(85)	22,243	(69)	$22,089

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of April 1, 2010
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$197		197	411	411	466	$466
United States	Earthquake	15		15	247	247	322	322
Pan-European	Windstorm	144		86	302	199	361	258
Japan	Earthquake	13		13	129	129	264	264
Japan	Typhoon	$6		6	66	66	74	$74

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$15	-	42
Category 4 U.S. / Caribbean Hurricane		22	-	90
Magnitude 6.9 California Earthquake		0	-	4
Magnitude 7.5 California Earthquake		$0	-	10

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.